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                                             UAM Funds
                                             Funds for the Informed Investor(SM)

Cambiar Opportunity Portfolio

Semi-Annual Report                                              October 31, 1999


                                                                [LOGO OF UAM(R)]
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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   OCTOBER 31, 1999

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                               TABLE OF CONTENTS
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Shareholders' Letter ................................................          1

Portfolio of Investments ............................................          5

Statement of Assets and Liabilities .................................          8

Statement of Operations .............................................          9

Statement of Changes in Net Assets ..................................         10

Financial Highlights ................................................         11

Notes to Financial Statements .......................................         12

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UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO

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October 31, 1999

Dear Shareholder:

Investment performance in the 1999 fiscal year

The Cambiar Opportunity Portfolio increased by 1.33% during the six month period ended October 31, 1999, compared to the S&P 500 Index return of 2.74% during the same period. The Portfolio increased by 29.4% during the twelve months ended October 31, 1999. This compares favorably with a 25.7% return for the S&P 500 Index during the same time period. During the last six months, the world economy continues to undergo a profound change. In late 1998, concerns centered on the difficult economic conditions in East Asia and other emerging markets. By this October, these concerns had abated and have been replaced with a new set of concerns regarding inflationary pressure in the U.S. economy and the durability of the economic expansion of the past eight years. We believe these concerns have merit, but remain difficult to answer with much clarity at this point in time.

Through the last twelve months, there has been one standout financial asset class: technology. From October 1998 to October 1999, the tech-heavy Nasdaq Composite Index climbed by 68.8%, and by 35.3% from December 31, 1998 to October 31, 1999. These spectacular results are well reflected in the Cambiar Opportunity Portfolio's top performers, which were primarily technology companies. These include Symantec, a network security and anti-virus software company (+148%), Oracle Systems, the world's leading database software company (+90%), Electronic Data Systems, a leading IT services company (+61%), First Data, the leading electronic transactions processing company (+65%), and Philips Electronics, a Netherlands based consumer electronics and semiconductor company (+89%). Non-technology names which fared well include DeBeers Consolidated Mines, the world's largest diamond producer (+75%), CBS, the television network (+48%), Infinity Broadcasting, a leading radio broadcasting entity (+36%), and The Limited, a major softlines retailer (+65%). Our underperforming stocks were primarily in financial services and retailing, as well as some special situations. Some of the losses were company specific, while other stocks have exhibited good operational performance but found their sector to be out of favor with the market. In general, however, the performance of our big gainers dramatically outweighed the negative influences in the portfolio.

The top ten holdings in the portfolio as of October 31, 1999 were:

      Oracle Systems              6.7%      DeBeers ADR                3.7%
      3Com                        5.8%      Philips Electronics        3.3%
      Novell                      5.7%      MBIA                       3.2%
      Symantec                    4.9%      AT&T                       3.1%
      American Home Products      4.5%      Watson Pharmaceuticals     3.1%

                                       1
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UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO

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Commentary on the third quarter of 1999

The third quarter of 1999 began with the Federal Reserve simultaneously raising short term interest rates and announcing that it would maintain a "neutral" bias regarding further interest rate hikes. For much of the second quarter, an increase in short-term rates had been expected, as a combination of supply-side constraints and exceptional economic growth in the U.S. made inflation-hawks nervous. The market initially reacted positively, as it interpreted the change in bias as an indication that additional rate hikes would be unlikely. However, as the weeks wore on, anecdotal evidence emerged that the U.S. economy remained on a torrid pace of growth. The initial optimism was replaced by persistent concerns that the economy would not slow down without more aggressive action, and that pricing pressure may be more widely embedded than initially thought. As we moved into August and September, most U.S. equity indexes turned lower, not in a panic, but a slow, grinding sell-off.

By the end of the quarter, broader indices such as the Russell 2000 Small Cap Index and Russell 1000 Value Index had dipped into negative territory in terms of year-to-date performance, despite positive performance for the capitalization-weighted S&P 500 and Nasdaq indices. This is reminiscent of the narrow market environment experienced for much of 1998 and early 1999. After a brief shift toward broader market participation and movement away from higher multiple stocks in the first half, the U.S. stock market returned to its recent pattern of strong performance by a narrow group of companies during the third quarter. While the major indices were down moderately (about 7% for the S&P
500), the market's breadth was extremely poor outside this top tier of companies. Moreover, the universe of companies which attracted enough interest so as to increase in value during a tough market become even more narrowly defined, consisting of large cap technology stocks exclusively.

A Changing Investment Climate -- Cambiar is Prepared to Adapt to a Shifting Landscape

At a fundamental level, the growth and penetration of information technology, increased globalization, and consolidation of major industries have combined to make both industry and the financial marketplace representing particular industries a much different place than it used to be. While these trends had been in place for a number of years, in 1998 these factors synchronized more vigorously than before. This created an environment where many older-line industries experienced operational challenges that had not been witnessed before in times of broad economic prosperity. Unfortunately for some of these older-line industries, these pressures are likely to persist in the future as well. To put it in blunt terms, 1998 was the year the "new economy" arrived. It is still with us in 1999, and we have few reasons to believe it will not be here in 2000 and beyond.

While the stock market has bid up to lofty valuations many of the perceived glamour names of the new economy, there is a flip side to all the excitement --

                                       2
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UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO

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revolutionary changes in technology and industry composition, while exciting to some companies, are often dislocative and destructive to others. As the stock market functions as a discounting mechanism, it has begun to identify those companies which are dislocated by the new economy, and has placed punitive valuations on companies that are harmed, or perceived to be in the way of eventual harm, by these developments. In financial terms, they experience severe multiple compression, and go into the stock market equivalent of a penalty box. And just as the aggressive valuations placed by the market upon the perceived beneficiaries of the new economy may prove to be either fair or absurd, the same can be said for many of the punitive valuations placed on older-line businesses when they go into the penalty box. Of course, companies can experience business disruption for reasons other than these "new economy" pressures, and can experience severe multiple compression on that basis as well.

Unfortunately -- and here is where the world of stocks and the tangible economy begin to diverge -- it is becoming increasingly challenging for the stocks of companies to battle back once they are placed in the penalty box. We believe the reason for this is the increasing concentration of funds-flow in the financial markets today. A handful of major fund houses, coupled with a growing trend toward indexation and "closet" indexation of stock funds, have received the lion's share of incremental funds for investment in the past couple of years. This has had the effect of greatly diminishing the number of potential buyers for a particular stock. In addition, the emergence of "day-traders" and greater participation of hedge funds in the marketplace has created a "faster" stock market, in which corporate business and product cycles are much more aggressively discounted on the upside and downside. Stocks, it is often said, are worth what other people will pay for them. While this is a rather obvious truism, it also has substantial ramifications. The new capital available to the investment industry is more concentrated in the hands of fewer active managers, and is spread out to more passive managers and market participants who have a greater interest in day-to-day directionality.

We have observed many situations where if a company's stock falls into the penalty box, despite tangible improvement in the company's prospects and financial performance, it is very challenging for it to regain the same sort of institutional ownership interest (and consequently valuation) that it may have previously enjoyed. Moreover, the valuation penalty that can be paid when this is the case has become much steeper so as to discount this phenomenon. These considerations are extremely important to keep in mind. We have made modest adjustments in our tactics going forward to cope with these environmental factors, (the "new economy", a "faster" market, a contracting institutional market for mid to small cap stocks). These include a greater sensitivity to valuation thresholds, a demand for greater upside in smaller capitalization names, and a greater sensitivity to the opportunities or threats posed to particular companies as technology gains greater penetration in their markets.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

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While these shifts in our tactics are not all that radical, we believe that if we can adhere to them diligently, we can perform well in the current environment. In closing, we remain quite optimistic about our ability to identify attractively valued situations and capitalize upon them. While the "market climate" has presented challenges to our style because it has caused greater valuation extremes to emerge among various stocks and particular sectors, the opportunity set is simultaneously greater, as some normalization of these extremes is likely at some point. We thank you for your confidence in us.

Sincerely,


/s/ BRIAN BARISH

Brian Barish
Senior Vice President
Cambiar Investors, Inc.

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed.

Portfolio changes should not be considered recommendations for action by individual investors.

                       Definition of Comparative Indices
                       ---------------------------------

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 1000 Value Index contains those securities within the Russell 1000 Index with a less than average growth orientation. Companies in this index generally have low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values.

Russell 2000 Small Cap Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   OCTOBER 31, 1999 (Unaudited)

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PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.6%
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                                                             Shares       Value
                                                            --------     -------
AUTOMOTIVE -- 2.7%
   Lear* .............................................        1,000     $ 33,750
   Volkswagen AG ADR .................................        4,000       46,877
                                                                        --------
                                                                          80,627
                                                                        --------
BANKS -- 5.7%
   First Union .......................................        2,000       85,375
   ING Group .........................................        1,425       84,289
                                                                        --------
                                                                         169,664
                                                                        --------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.8%
   CBS* ..............................................        1,200       58,576
   Infinity Broadcasting, Cl A* ......................        1,600       55,299
                                                                        --------
                                                                         113,875
                                                                        --------
COMPUTERS & SERVICES -- 29.9%
   3Com* .............................................        5,800      167,837
   Electronic Data Systems ...........................          600       35,100
   J.D. Edwards & Company* ...........................        3,000       71,625
   Newbridge Networks* ...............................        1,800       35,550
   Novell* ...........................................        8,200      164,000
   Oracle Systems* ...................................        4,100      195,006
   Symantec* .........................................        3,000      143,062
   Synopsys* .........................................        1,200       74,775
                                                                        --------
                                                                         886,955
                                                                        --------
CONTAINERS & PACKAGING -- 2.4%
   Owens-Illinois* ...................................        3,000       71,813
                                                                        --------
DEFENSE AND AEROSPACE -- 1.0%
   Cordant Technologies ..............................          900       28,069
                                                                        --------
DRUGS -- 9.3%
   American Home Products ............................        2,500      130,625
   Elan Group ADR* ...................................        2,200       56,650
   Watson Pharmaceuticals* ...........................        2,800       88,900
                                                                        --------
                                                                         276,175
                                                                        --------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   OCTOBER 31, 1999 (Unaudited)

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COMMON STOCKS - continued
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                                                             Shares      Value
                                                            --------    -------
ELECTRONICS -- 3.2%
   Koninklijke Philips Electronics .................           920      $ 95,623
                                                                        --------
FINANCIAL SERVICES -- 1.1%
   Equifax .........................................         1,200        32,400
                                                                        --------
FOOD, BEVERAGE & TOBACCO -- 2.6%
   Philip Morris ...................................         3,100        78,081
                                                                        --------
INSURANCE -- 6.2%
   Allstate ........................................         1,700        48,875
   Everest Reinsurance Holdings ....................         1,700        43,775
   MBIA ............................................         1,600        91,300
                                                                        --------
                                                                         183,950
                                                                        --------
METALS & MINING -- 5.7%
   De Beers Consolidated Mines ADR .................         4,000       108,250
   Minerals Technologies ...........................         1,400        60,375
                                                                        --------
                                                                         168,625
                                                                        --------
MISCELLANEOUS BUSINESS SERVICES -- 3.6%
   First Data ......................................         1,500        68,531
   Nova* ...........................................         1,500        39,000
                                                                        --------
                                                                         107,531
                                                                        --------
MISCELLANEOUS CONSUMER SERVICES -- 3.0%
   Manpower ........................................         2,500        87,813
                                                                        --------
PETROLEUM & FUEL PRODUCTS -- 1.4%
   Transocean Offshore .............................         1,500        40,781
                                                                        --------
RETAIL -- 10.1%
   Borders Group* ..................................         1,900        24,700
   Brinker International* ..........................         1,300        30,306
   Darden Restaurants 01/01/00 .....................         2,700        51,469
   The Limited .....................................         1,600        65,800
   Office Depot* ...................................         4,200        52,238
   Too* ............................................           228         3,648
   Warnaco Group ...................................         4,900        69,825
                                                                        --------
                                                                         297,986
                                                                        --------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
COMMON STOCKS - continued
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                                                             Shares      Value
                                                            --------    -------
TELEPHONES & TELECOMMUNICATION -- 5.9%
   AT&T ...............................................     1,900   $    88,825
   Comsat .............................................       768        14,352
   General Motors, Cl H* ..............................     1,000        72,812
                                                                    -----------
                                                                        175,989
                                                                    -----------
   TOTAL COMMON STOCKS
      (Cost $2,598,111) ...............................               2,895,957
                                                                    -----------

--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT -- 3.4%
--------------------------------------------------------------------------------

                                                           Face
                                                          Amount
                                                         --------
REPURCHASE AGREEMENT -- 3.4%
  Chase Securities Inc., 5.15%, dated 10/29/99,
  due 11/01/99, to be repurchased at $101,043,
  collateralized by $101,344 of various U.S. Treasury
  Bills and U.S. Treasury Notes, valued at $101,003
  (Cost $101,000) .....................................  $101,000       101,000
                                                                    -----------
   TOTAL INVESTMENTS -- 101.0%
      (Cost $2,699,111) (a) ...........................               2,996,957
                                                                    -----------
   OTHER ASSETS AND LIABILITIES, NET -- (1.0%) ........                 (29,436)
                                                                    -----------
   TOTAL NET ASSETS -- 100.0% .........................             $ 2,967,521
                                                                    ===========

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  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $2,699,111. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $297,846. This consisted of aggregate gross unrealized appreciation for all securities of $536,649 and aggregate gross unrealized depreciation for all securities of $238,803.
ADR American Depositary Receipt
 Cl Class




The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

Assets
Investments, at Cost ............................................   $ 2,699,111
                                                                    ===========

Investments, at Value--Note A ...................................   $ 2,996,957
Cash ............................................................           171
Receivable for Investments Sold .................................        33,692
Receivable from Investment Adviser--Note B ......................         9,731
Dividends Receivable ............................................         1,376
Interest Receivable .............................................            43
Other Assets ....................................................           259
                                                                    -----------
   Total Assets .................................................     3,042,229
                                                                    -----------
Liabilities
Payable for Investments Purchased ...............................        50,939
Payable for Administrative Fees--Note C .........................         9,539
Payable for Trustees' Fees--Note F ..............................           526
Other Liabilities ...............................................        13,704
                                                                    -----------
   Total Liabilities ............................................        74,708
                                                                    -----------
Net Assets ......................................................   $ 2,967,521
                                                                    ===========
Net Assets Consist of:
Paid in Capital .................................................   $ 2,459,979
Undistributed Net Investment Loss ...............................        (2,241)
Accumulated Net Realized Gain ...................................       211,937
Unrealized Appreciation .........................................       297,846
                                                                    -----------
Net Assets ......................................................   $ 2,967,521
                                                                    ===========
Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization,
  no par value) .................................................       235,585
Net Asset Value, Offering and Redemption Price Per Share ........        $12.60
                                                                         ======

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                          CAMBIAR OPPORTUNITY PORTFOLIO
                                   SIX MONTHS ENDED OCTOBER 31, 1999 (Unaudited)

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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends ..........................................................  $  10,655
Interest ...........................................................      2,693
                                                                      ---------
   Total Income ....................................................     13,348
                                                                      ---------
Expenses
Administrative Fees--Note C ........................................     45,919
Investment Advisory Fees--Note B ...................................     13,318
Printing Fees ......................................................      8,338
Professional Fees ..................................................      6,882
Registration and Filing Fees .......................................      6,610
Custodian Fees--Note D .............................................      1,407
Trustees' Fees--Note F .............................................      1,144
Other Expenses .....................................................      3,301
Investment Advisory Fees Waived--Note B ............................    (13,318)
Expenses Assumed by the Adviser--Note B ............................    (56,281)
                                                                      ---------
   Net Expenses ....................................................     17,320
                                                                      ---------
Net Investment Loss ................................................     (3,972)
                                                                      ---------
Net Realized Loss on Investments ...................................    (11,546)
Net Change in Unrealized Appreciation/Depreciation of Investments ..    101,067
                                                                      ---------
Net Gain on Investments ............................................     89,521
                                                                      ---------
Net Increase in Net Assets Resulting from Operations ...............  $  85,549
                                                                      =========



The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Six Months      June 30,
                                                         Ended        1998* to
                                                   October 31, 1999   April 30,
                                                      (Unaudited)       1999
                                                    ---------------   --------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income (Loss) ..................   $    (3,972)   $     5,520
   Net Realized Gain (Loss) ......................       (11,546)       223,483
   Net Change in Unrealized
     Appreciation/Depreciation ...................       101,067        196,779
                                                     -----------    -----------
   Net Increase in Net Assets Resulting from
     Operations ...................................       85,549        425,782
                                                     -----------    -----------
Distributions:
   Net Investment Income .........................       (14,217)        (5,895)
                                                     -----------    -----------
Capital Share Transactions (1):
   Issued ........................................       555,142      2,225,861
   In Lieu of Cash Distributions .................        10,933          4,455
   Redeemed ......................................       (58,693)      (261,396)
                                                     -----------    -----------
   Net Increase from Capital Share Transactions ..       507,382      1,968,920
                                                     -----------    -----------
     Total Increase ..............................       578,714      2,388,807
Net Assets:
   Beginning of Period ...........................     2,388,807             --
                                                     -----------    -----------
   End of Period (including undistributed net
     income (loss) of $(2,241) and $15,948,
     respectively) ...............................   $ 2,967,521    $ 2,388,807
                                                     ===========    ===========
(1) Shares Issued and Redeemed:
   Shares Issued .................................        45,169        217,909
   In Lieu of Cash Distributions .................           815            483
   Shares Redeemed ...............................        (4,816)       (23,975)
                                                     -----------    -----------
   Net Increase in Shares Outstanding ............        41,168        194,417
                                                     ===========    ===========

* Commencement of Operations




The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                  Six Months        June 30,
                                                     Ended          1998* to
                                               October 31, 1999     April 30,
                                                  (Unaudited)         1999
                                                  -----------      ----------

Net Asset Value, Beginning of Period ..........   $   12.29        $   10.00
Income from Investment Operations
   Net Investment Income (Loss) ...............       (0.01)            0.04
   Net Realized and Unrealized Gain on
     Investments ..............................        0.39             2.29
                                                  ---------        ---------
   Total from Investment Operations ...........        0.38             2.33
                                                  ---------        ---------
Distributions:
   Net Investment Income ......................       (0.07)           (0.04)
Net Asset Value, End of Period ................   $   12.60        $   12.29
                                                  ---------        ---------
Total Return+ .................................        1.33%***        23.44%***
                                                  =========        =========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) .........   $   2,968        $   2,389
Ratio of Expenses to Average Net Assets .......        1.30%**          1.31%**
Ratio of Net Investment Income (Loss) to
 Average Net Assets ............................      (0.30)%**         0.42%**
Portfolio Turnover Rate .......................          13%              78%


  * Commencement of Operations
 ** Annualized
*** Not annualized
  + Total return would have been lower had certain expenses not been waived and assumed by the Advisor during the period.



The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II, and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Cambiar Opportunity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide capital growth and preservation by investing primarily in common stocks that have limited downside risk with positive upside potential.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the

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obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Cambiar Investors, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

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for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.30% of average daily net assets.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.079% per annum of the average daily net assets of the Portfolio, an annual base fee of $87,500, and a fee based on the number of active shareholder accounts.

     For the period ended October 31, 1999, the Administrator was paid $45,919, of which $26,784 was paid to CGFSC for their services, $6,857 to DST for their services, and $4,483 to UAMSSC for their services.

     Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

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     G. Purchases and Sales: For the six months ended October 31, 1999, the
Portfolio made purchases of $1,428,583 and sales of $783,269 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S.
Government securities.

     H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 1999, the Portfolio had no borrowings under the agreement.

     I. Other: At October 31, 1999, 63% of total shares outstanding were held by 3 record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

NOTES

NOTES

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

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Officers and Trustees

Norton H. Reamer                               Peter M. Whitman, Jr.
Trustee, President and Chairman                Trustee

John T. Bennett, Jr.                           William H. Park
Trustee                                        Vice President

Nancy J. Dunn                                  Michael E. DeFao
Trustee                                        Secretary

Philip D. English                              Gary L. French
Trustee                                        Treasurer

William A. Humenuk                             Robert R. Flaherty
Trustee                                        Assistant Treasurer

James P. Pappas                                Robert J. Della Croce
Trustee                                        Assistant Treasurer
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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Cambiar Investors, Inc.
8400 East Prentice Avenue
Suite 460
Englewood, CO 80111

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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